UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 7, 2019

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
 None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]
Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange
Hawaiian Electric Company, Inc.	Guarantee with respect to 6.50% Cumulative Quarterly Income Preferred Securities Series 2004 (QUIPSSM) of HECO Capital Trust III	HE PRU	New York Stock Exchange

Item 5.07.    Submission of matters to a vote of security holders

HEI: The Annual Meeting of Shareholders (Annual Meeting) of Hawaiian Electric Industries, Inc. (HEI) was held on May 7, 2019. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. As of March 1, 2019, the record date for the Annual Meeting, there were 108,936,902 shares of HEI Common Stock issued and outstanding and entitled to vote. There was no solicitation in opposition to the Class II nominees to the Board of Directors with terms ending at the 2022 Annual Meeting of Shareholders and Class III nominee to the Board of Directors with a term ending at the 2020 Annual Meeting of Shareholders, as listed in the proxy statement for the Annual Meeting, and all such nominees were elected to the Board of Directors. Shareholders also (1) approved, on an advisory basis, a resolution approving the compensation of HEI's named executive officers, (2) approved the extension of the term of the 2011 Nonemployee Director Stock Plan and increase in the number of shares available for issuance thereunder and (3) ratified the appointment of Deloitte & Touche, LLP as HEI's independent registered public accounting firm for 2019.

The final record of the voting of shares at the Annual Meeting is as follows:
Shares of Common Stock

	For	Withheld	Against	Abstain	Broker Non-Vote
Election of Class II Directors
Celeste A. Connors	83,835,069	1,428,041	N/A	N/A	18,113,324
Thomas B. Fargo	80,722,244	4,540,866	N/A	N/A	18,113,324
Mary G. Powell	83,779,637	1,483,473	N/A	N/A	18,113,324
William J. Scilacci, Jr.	83,850,181	1,412,929	N/A	N/A	18,113,324
Election of Class III Director
Jeffrey N. Watanabe	82,373,884	2,889,226	N/A	N/A	18,113,324
Advisory vote on resolution approving the compensation of HEI's named executive officers	76,824,745	N/A	6,790,110	1,648,230	18,113,349
Approval of the extension of the term of the 2011 Nonemployee Director Stock Plan and increase in the number of shares available for issuance thereunder	80,680,741	N/A	3,180,442	1,401,906	18,113,345
Ratification of appointment of Deloitte & Touche, LLP as HEl's independent registered public accounting firm for 2019	101,554,533	N/A	1,024,635	797,266	--

Class III Directors -- Peggy Y. Fowler, Keith P. Russell and Barry K. Taniguchi -- continue in office with terms ending at the 2020 Annual Meeting of Shareholders. Class I Directors - Richard J. Dahl, Constance H. Lau, and James K. Scott -- continue in office with terms ending at the 2021 Annual Meeting of Shareholders.

Hawaiian Electric: On May 7, 2019, HEI, the sole common shareholder of Hawaiian Electric Company, Inc. (Hawaiian Electric), by written consent in lieu of an annual meeting of shareholders (1) fixed the number of Hawaiian Electric directors at six, (2) elected Kevin M. Burke, Timothy E. Johns, Micah A. Kane, Bert A. Kobayashi, Jr., Alan M. Oshima (Chairman), and Kelvin H. Taketa to serve as directors until the next annual meeting of Hawaiian Electric shareholders, or until their successors are duly elected and qualified and (3) ratified the appointment of Deloitte & Touche, LLP as Hawaiian Electric's independent registered accounting firm for 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President, Chief	Senior Vice President and
Financial Officer and Treasurer	Chief Financial Officer

Date: May 10, 2019	Date: May 10, 2019

2